BNY Mellon International Stock Fund
SCHEDULE OF INVESTMENTS
February 28, 2026 (Unaudited)

Description	Shares	Value ($)
Equity Securities - Common Stocks — 98.3%
Australia — 2.2%
Cochlear Ltd.	251,800	35,661,293
CSL Ltd.	521,800	54,497,707
		90,159,000
Canada — 2.8%
Alimentation Couche-Tard, Inc.	1,839,600	111,639,667
Denmark — 1.9%
Coloplast A/S, Cl. B	973,000	75,087,608
Finland — 2.4%
Kone OYJ, Cl. B	1,307,700	98,922,316
France — 15.1%
Air Liquide SA	482,400	101,597,485
Dassault Systemes SE	2,912,800	63,844,731
Hermes International SCA	36,200	87,643,762
L’Oreal SA	210,500	98,844,030
LVMH Moet Hennessy Louis Vuitton SE	152,100	97,786,392
Schneider Electric SE	210,800	68,920,790
TotalEnergies SE	1,162,200	92,392,631
		611,029,821
Germany — 8.6%
adidas AG	296,650	55,452,523
Infineon Technologies AG	1,917,000	103,799,454
Merck KGaA	610,900	92,612,000
SAP SE	468,700	94,680,370
		346,544,347
Hong Kong — 5.8%
AIA Group Ltd.	16,289,700	180,732,924
Jardine Matheson Holdings Ltd.	662,300	54,639,750
		235,372,674
Ireland — 2.0%
Experian PLC	2,197,900	82,521,318
Italy — 2.3%
Ferrari NV	243,700	92,549,033
Japan — 13.1%
Capcom Co. Ltd.	874,100	20,111,045
Daikin Industries Ltd.	625,500	79,767,121
Hoya Corp.	500,700	90,623,927
Keyence Corp.	264,080	111,709,569
Nomura Research Institute Ltd.	1,851,400	51,772,572
Shin-Etsu Chemical Co. Ltd.	2,510,500	99,156,431
Terumo Corp.	5,651,900	76,364,800
		529,505,465
Netherlands — 10.8%
ASM International NV	161,800	136,542,813
ASML Holding NV	118,900	173,283,129
Universal Music Group NV	3,616,800	81,668,704
Wolters Kluwer NV	539,700	43,428,018
		434,922,664

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Equity Securities - Common Stocks — 98.3% (continued)
Spain — 4.3%
Amadeus IT Group SA	1,141,400	71,129,290
Industria de Diseno Textil SA	1,519,200	101,996,828
		173,126,118
Sweden — 2.3%
Atlas Copco AB, Cl. B	4,876,000	91,739,621
Switzerland — 10.9%
ABB Ltd.	588,200	54,945,079
Alcon AG	1,014,100	88,187,196
Lonza Group AG	138,200	96,381,401
Roche Holding AG	213,300	101,815,829
SGS SA	804,400	101,485,075
		442,814,580
Taiwan — 4.4%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	471,980	176,794,268
United Kingdom — 9.4%
Compass Group PLC	4,006,226	122,989,003
Halma PLC	1,444,900	81,471,664
National Grid PLC	5,681,700	106,508,077
The Sage Group PLC	6,326,600	70,067,017
		381,035,761
Total Equity Securities - Common Stocks (cost $2,385,595,082)		3,973,764,261

	1-Day Yield (%)
Investment Companies — .3%
Registered Investment Companies — .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(a) (cost $13,503,749)	3.72	13,503,749	13,503,749
Total Investments (cost $2,399,098,831)		98.6%	3,987,268,010
Cash and Receivables (Net)		1.4%	57,667,749
Net Assets		100.0%	4,044,935,759

ADR—American Depositary Receipt

(a)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.
See notes to schedule of investments.

Schedule of Investments
BNY Mellon International Stock Fund
February 28, 2026 (Unaudited)
The following is a summary of the inputs used as of February 28, 2026 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	3,973,764,261	—	—	3,973,764,261
Investment Companies	13,503,749	—	—	13,503,749
	3,987,268,010	—	—	3,987,268,010

†	See Schedule of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
Equity investments generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded. Securities listed on Nasdaq markets generally will be valued at the official closing price. If there are no transactions in a security, or no official closing prices for a Nasdaq market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Open short positions for which there is no sale price on a given day are valued at the lowest asked price. Investments in other open-end investment companies are valued at their reported net asset values (“NAVs”) each day. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The valuation of a security based on this fair value process may differ from the security’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors will not be able to purchase or sell (redeem) fund shares. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the Company’s Board of Directors (the “Board”). Fair value of investments is determined by the Adviser, as the fund’s valuation designee pursuant to Rule 2a-5 under the Act, using such information as it deems appropriate under the circumstances. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Using fair value to price investments may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Schedule of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
At February 28, 2026, accumulated net unrealized appreciation on investments was $1,588,169,179, consisting of $1,736,226,631 gross unrealized appreciation and $148,057,452 gross unrealized depreciation.
At February 28, 2026, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Schedule of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.